Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Progress Residential Master Trust

7500 North Dobson Road, Suite 300

Scottsdale, AZ 85256

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Progress Residential Master Trust (the “Company”), Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, and BofA Securities, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) included in the Final Data Tape (as defined below) with respect to the Progress Residential 2021-SFR8 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets included in the Final Data Tape.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for the procedures outlined in Exhibit 1, the Specified Parties agreed on a sample size of 1,277 Properties, which was selected using a simple random sample from the initial pool of 4,905 assets identified by the Company as being the Properties that will collateralize the Transaction.

In connection with the Transaction, for the procedures outlined in Exhibit 2, the Specified Parties have requested that the procedures be performed on the entire pool of assets in the Final Data Tape identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the assets to stated underwriting, standards, criteria or other requirements;

PricewaterhouseCoopers LLP, Suite 1000, 600 13th Street N.W., Washington, DC 20005
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•	The value of such assets; and

•	The compliance of the originator or purchaser of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, the loan agreement or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Initial Data Tape or the Final Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the tolerances stated in Exhibit 1 of this AUP Report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data attributes to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data attributes using a prescribed methodology.

•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided tolerance level (if any), as indicated within Exhibit 1 and Exhibit 2.

•	The phrase “Property Cut-Off Date” refers to June 30, 2021.

•	The phrase “Box” refers to the website used to store the Source Documents used for the purposes of our procedures.

•	The phrase “MTM” refers to Properties that are leased on a month to month basis.

•	The phrase “Lease Review Date” refers to Lease information provided by the Company from July 20, 2021 to August 4, 2021.

•	The phrase “Sample Lease Attributes” collectively refers to the Date of Lease Start, Date of Lease End, and $ Rent (Per Month) data attributes.

•	The phrase “Specified Attributes” refers to the Sample Lease Attributes and the fields listed in Exhibit 2.

The “Data Files” refer to the following files provided to us by the Company:

•	An electronic data file labeled “20218_Tape_6.30.21_v3.xlsx”, received on July 30, 2021, containing the Sample Lease Attributes as of the Property Cut-Off Date for the initial pool of assets identified by the Company as being the Properties that will collateralize the Transaction (the “Initial Data Tape”);

•	An electronic data file labeled “20218_Tape_6.30.21_v5.xlsx”, received on August 3, 2021, containing the Sample Lease Attributes as of the Property Cut-Off Date for the pool of assets identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);

•	An electronic data file labeled “PROG 2021-SFR8 MTM Samples.docx” containing screenshots from the Company’s property management system evidencing the transaction history of each Month to Month Sample Property (as defined below) for the month of June 2021 (the “MTM Support File”);

•	Certain lease documentation relating to the Properties that were made available on Box or via email, as applicable (the “Source Documents”); and

•	Certain electronic data files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:

o	An electronic data file labeled “PROG 2021-SFR8_070221_TieOut.xlsx” (the “BPO Results File”);
o	An electronic data file labeled “PROG 2021-SFR8_MSA Name Mapping_v1.xlsx” (the “MSA Mapping File”);
o	An electronic data file labeled “PROG 2021-SFR8_Accounting Detail_v1.xlsx” (the “Accounting Detail File”); and
o	An electronic data file labeled “PROG 2021-SFR8 Quality Scores_v1.xlsx” (the “Quality Scores File”).

Procedures Performed

1.	Using the Initial Data Tape, we randomly selected 1,277 Properties (the “Sample Properties”) from the 4,905 Properties represented in the Initial Data Tape. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Initial Data Tape based on the sample size and results of the procedures performed.

For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company and listed in Exhibit 1, we compared the Sample Lease Attributes as of the Property Cut-Off Date, as shown in the Initial Data Tape, with the corresponding information in the applicable Source Documents provided by the Company as of the Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Lease Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerances listed in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Lease Attributes in the Initial Data Tape for the Sample Properties to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Lease Discrepancies”):

Table 1: Lease Discrepancies

#	Sample Lease Attribute	Initial Data Tape Value	Source Document Value
580	$ Rent (Per Month)	$1,790.55	$1,730.00
947	$ Rent (Per Month)	$1,620.00	$1,710.00
1116	$ Rent (Per Month)	$1,554.80	$1,799.20
1229	$ Rent (Per Month)	$1,280.00	$1,370.00

2.	For each of the Sample Properties included in the Final Data Tape provided by the Company, we performed the following procedures:

a)	For the Sample Lease Attributes relating to the Lease Discrepancies, we compared the “Source Document Value” shown in Table 1 to the corresponding Sample Lease Attribute value in the Final Data Tape and noted no differences; and

b)	For each Sample Lease Attribute that did not have a Lease Discrepancy, we compared the Initial Data Tape to the Final Data Tape and noted no differences.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Final Data Tape based on the sample size and results of the procedures performed.

3.	In the Final Data Tape, we identified 279 Properties where the MTM data attribute was equal to “Y”. Of these 279 Properties, 67 of the Properties (the “Month to Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we noted without exception that for each of the Month to Month Sample Properties:

a)	the Occupancy data attribute was equal to “Occupied” within the Final Data Tape;

b)	the Date of Lease End Sample Lease Attribute is prior to the Property Cut-Off Date; and

c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of June 2021, or if rent was unpaid, the Delinquent? data attribute was equal to “Y” in the Final Data Tape.

4.	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented in the Final Data Tape, we performed the respective procedures for the fields listed in Exhibit 2. The Company provided the Final Data Tape, Supplemental Data Files and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this engagement, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed these procedures on the Final Data Tape, and we either (i) compared the information in the Supplemental Data Files to the Final Data Tape, as applicable or (ii) compared the recalculated values to the corresponding values in the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit, or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets included in the Final Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

August 11, 2021

Exhibit 1

Sample Lease Attribute: Date of Lease Start

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of the Date of Lease Start procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start date and lease end date information provided in the applicable Source Document encompasses the Property Cut-Off Date. If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Property Cut-Off Date, and b) was most recently uploaded to Box by the Company as of the Lease Review Date.

Additionally, for Properties where the Occupancy data attribute equals “Occupied” and the lease that encompasses the Property Cut-Off Date is for a renewal and the term is less than 6 months, the Relevant Lease Agreement is the most recent lease for the tenant(s) with a term of greater than 6 months preceding the lease that encompasses the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that was a) most recently uploaded to Box by the Company as of the Lease Review Date, and b) the latest lease agreement that was entered into prior to the Property Cut-Off Date.

For Properties where the Occupancy data attribute equals “Occupied”, we compared the Date of Lease Start Sample Lease Attribute to information available in the Relevant Lease Agreement.

Sample Lease Attribute: Date of Lease End

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of the Date of Lease End procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start date and lease end date information provided in the applicable Source Document encompasses the Property Cut-Off Date. If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Property Cut-Off Date, and b) was most recently uploaded to Box by the Company as of the Lease Review Date.

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that was a) most recently uploaded to Box by the Company as of the Lease Review Date, and b) the latest lease agreement that was entered into prior to the Property Cut-Off Date.

For Properties where the Occupancy data attribute equals “Occupied”, we compared the Date of Lease End Sample Lease Attribute to information available in the Relevant Lease Agreement.

Sample Lease Attribute: $ Rent (Per Month)

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of the monthly rent procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start and lease end date information provided in the applicable Source Document encompasses the Property Cut-Off Date. If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Property Cut-Off Date, and b) was most recently uploaded to Box by the Company as of the Lease Review Date.

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the resident ledger, lease agreement, lease addendum, or lease renewal letter that was a) most recently uploaded to Box by the Company as of the Lease Review Date, and b) the latest lease agreement that was entered into prior to the Property Cut-Off Date.

For Properties where the Occupancy data attribute equals “Occupied,” we compared the $ Rent (Per Month) Sample Lease Attribute to the applicable monthly rent information available in the Relevant Lease Agreement.

Exhibit 2

Field Name	Procedure	Calculation	Data File(s)	Comments
Months Since Acquisition	Recalculate and compare	Recalculation: (Property Cut-off Date - Acquisition Date) / 30, floored at 1	Final Data Tape (Acquisition Date)
Address (Street)	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
MSA	Recalculate and compare	Recalculation: Match Zip Code and County to MSA using the Data Files provided by the Company	MSA Mapping File Final Data Tape (Zip Code and County)
Zip Code	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
Property Type	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
Condo?	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
Pool?	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
Total Investment Basis	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File

Field Name	Procedure	Calculation	Data File(s)	Comments
Original Length of Lease (months)	Recalculate and compare	Recalculation: (Date of Lease End - Date of Lease Start) / 30	Final Data Tape (Date of Lease End; Date of Lease Start; Occupancy)	For Vacant properties, the Original Length of Lease (months) has been calculated as zero. Calculation rounded to the nearest integer.
BPO Value	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
Most Recent BPO Date	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File	The date in the BPO Results File was rounded to the nearest integer.
Contractual Rent (Annual)	Recalculate and compare	Recalculation: $ Rent (Per Month) * 12	Final Data Tape ($Rent (Per Month); Occupancy)	For Vacant properties, the Contractual Rent (Annual) has been calculated as zero.
Gross Potential Rent (Annual)	Recalculate and compare	Recalculation: $ Rent (Per Month) * 12	Final Data Tape ($Rent (Per Month))
Miscellaneous Other Income	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) * Miscellaneous Other Income Rate	Final Data Tape (Gross Potential Rent (Annual))	The Company has stated that the Miscellaneous Other Income Rate is 2%.
Total Annual Gross Revenue	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) + Miscellaneous Other Income	Final Data Tape (Gross Potential Rent (Annual); Miscellaneous Other Income)
Underwritten Vacancy	Recalculate and compare

Recalculation:

Gross Potential Rent (Annual) * ((Turnover Rate * Days Vacant) / 365)

+ ((Gross Potential Rent (Annual) - Gross Potential Rent (Annual) * ((Turnover Rate * Days Vacant) / 365)) * Credit Loss)

+ (Total Annual Gross Revenue / 12) * Turnover Rate * (Annual Rent Concession / 12)

			Final Data Tape (Gross Potential Rent (Annual); Total Annual Gross Revenue) Quality Scores File (Credit Loss; Days Vacant; Turnover Rate)	The Turnover Rate, Days Vacant and Credit Loss are property-level estimates provided in the Quality Scores File. The Company has stated that the Annual Rent Concession is 20%.
Real Estate Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File

Field Name	Procedure	Calculation	Data File(s)	Comments
Property Management Fee	Recalculate and compare	Recalculation: Property Management Fee * (1 - Economic Vacancy) * Gross Potential Rent (Annual)	Final Data Tape (Gross Potential Rent (Annual)) Quality Scores File (Economic Vacancy)	Economic Vacancy is a property-level estimate provided in the Quality Scores File. The Company has stated that the Property Management Fee is 7%.
HOA Fees	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File
Insurance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File
Repairs and Maintenance	Recalculate and compare	Recalculation: Repairs and Maintenance Fit Adjustment + Year Built Adjustment + Pool Adjustment + $100	Final Data Tape (Pool?; State; Year Built) Quality Scores File (Progress Fit)

The Repairs and Maintenance Fit Adjustment term is a function of property-specific quality score assignments provided in the Quality Scores File.

The Year Built Adjustment is a function of Year Built.

The Pool Adjustment is a function of a) the existence of a pool at a given property, and b) the geographic state of that property.

Maintenance Turnover Costs	Recalculate and compare	Recalculation: Turnover Rate * (Max(CapEx on Turnover Fit Adjustment, CapEx on Turnover Fit Adjustment + (Total SF - 2000)) + $200)	Final Data Tape (Total SF) Quality Scores File (Quality Score; Turnover Rate)

The Turnover Rate is a property-level estimate provided in the Quality Scores File.

The CapEx on Turnover Fit Adjustment term is a function of property-specific quality score assignments provided in the Quality Scores File.

Leasing and Marketing Costs	Recalculate and compare	Recalculation: (Turnover Rate * (Gross Potential Rent (Annual) / 12) + (1-Turnover Rate) * (Gross Potential Rent (Annual) / 12) * Renewal Fee	Final Data Tape (Gross Potential Rent (Annual)) Quality Scores File (Turnover Rate)	The Turnover Rate is a property-level estimate provided in the Quality Scores File. The Company has stated that the Renewal Fee is 35%.

Field Name	Procedure	Calculation	Data File(s)	Comments
Other	Recalculate and compare	Recalculation: $350 * 12 * Turnover Rate * Days Vacant / 365	Quality Scores File (Days Vacant; Turnover Rate)	The Turnover Rate is a property-level estimate provided in the Quality Scores File. Days Vacant is a property-level estimate provided in the Quality Scores File.
Underwritten Net Cash Flow - Before Capex	Recalculate and compare	Recalculation: Total Annual Gross Revenue - Underwritten Vacancy - Real Estate Taxes - Property Management Fee - HOA Fees - Insurance - Repairs and Maintenance - Maintenance Turnover Costs - Leasing and Marketing Costs - Other	Final Data Tape (Total Annual Gross Revenue; Underwritten Vacancy; Real Estate Taxes; Property Management Fees; HOA Fees; Insurance; Repairs and Maintenance; Maintenance Turnover Costs; Leasing and Marketing Costs; Other)
Underwritten Net Cash Flow - After Capex	Recalculate and compare	Recalculation: Underwritten Net Cash Flow - Before Capex - Capex Reserve	Final Data Tape (Underwritten Net Cash Flow - Before Capex; Capex Reserve)

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